UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2010

RISKMETRICS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33928	20-8175809
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Chase Manhattan Plaza, 44th Floor
New York, New York 10005	10005
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 981-7475

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On June 1, 2010, RiskMetrics Group, Inc. (“RiskMetrics”) completed its merger with Crossway Inc. (“Merger Sub”), a wholly-owned subsidiary of MSCI Inc. (“MSCI”), whereby Merger Sub merged with and into RiskMetrics with RiskMetrics continuing as the surviving corporation and a wholly owned subsidiary of MSCI (the “Merger”).  The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of February 28, 2010 (the “Merger Agreement”), among RiskMetrics, MSCI and Merger Sub, the adoption of which was approved by RiskMetrics’ stockholders at a special meeting held on May 27, 2010.  The events described below took place in connection with the consummation of the Merger.

Item 1.01. Entry into a Material Definitive Agreement.

In connection with effectuating the Merger, MSCI entered into certain borrowing arrangements, the obligations under which are guaranteed by certain MSCI subsidiaries, including RiskMetrics. The disclosure under Item 1.01 of MSCI’s Current Report on Form 8-K (the “MSCI 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on June 7, 2010, is hereby incorporated by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The disclosure under Item 5.01 hereof is hereby incorporated by reference.  The disclosure under Item 1.02 of the MSCI 8-K is hereby incorporated by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 above is hereby incorporated by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 1, 2010, RiskMetrics notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and that, pursuant to the Merger Agreement, each outstanding share of common stock, par value $0.01 per share, of RiskMetrics (“RiskMetrics Common Stock”) (other than dissenting shares with respect to which appraisal rights have been properly exercised and perfected under Delaware law, and treasury stock and shares of RiskMetrics Common Stock held by any subsidiary of RiskMetrics or MSCI) was converted into the right to receive a combination of $16.35 in cash and 0.1802 shares of MSCI Class A common stock (together, the “Merger Consideration”) without interest.  On June 2, 2010, at RiskMetrics’ request, the NYSE filed with the SEC a notification of removal from listing on Form 25 regarding the delisting of the shares of RiskMetrics Common Stock from the NYSE.

Item 3.03. Material Modification to Rights of Security Holders.

The adoption of the Merger Agreement was approved by RiskMetrics’ stockholders at the special meeting of RiskMetrics’ stockholders held on May 27, 2010, and the Merger was consummated on June 1, 2010.

Under the terms of the Merger Agreement, each outstanding share of RiskMetrics Common Stock (other than dissenting shares with respect to which appraisal rights have been properly exercised and perfected under Delaware law, and treasury stock and shares of RiskMetrics Common Stock held by any subsidiary of RiskMetrics or MSCI) was converted into the right to receive the Merger Consideration.

Under the terms of the Merger Agreement, fractional MSCI shares will not be issued.  In lieu thereof, RiskMetrics stockholders will receive cash for their fractional share interests in accordance with the terms of the Merger Agreement.

Under the terms of the Merger Agreement, each option to purchase shares of RiskMetrics Common Stock as of the effective time of the Merger was converted into an option to purchase MSCI Class A common stock based on an exchange ratio of 0.7260 (rounded down to the nearest whole share).  In addition, under the terms of the Merger

Agreement, each RiskMetrics restricted share award (which represents a share of RiskMetrics Common Stock subject to vesting and forfeiture restrictions) outstanding as of the effective time of the Merger was converted into a restricted share award relating to a number of shares of MSCI Class A common stock based on an exchange ratio of 0.7260 (rounded to the nearest whole share).  Each converted option and restricted stock award will remain subject to the same terms and conditions (including vesting and forfeiture terms) as were applicable to the relevant RiskMetrics option or restricted share award outstanding immediately prior to the effective time of the Merger.

Upon the effective time of the Merger, holders of RiskMetrics Common Stock immediately prior to the effective time of the Merger ceased to have any rights as stockholders in RiskMetrics (other than dissenter’s rights, if applicable, and the right to receive the Merger Consideration).

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to RiskMetrics’ Current Report on Form 8-K filed with the SEC on March 2, 2010 and is hereby incorporated by reference.

Item 5.01. Changes in Control of Registrant.

As a result of the Merger, Merger Sub merged with and into RiskMetrics, with RiskMetrics continuing as the surviving corporation in the Merger and as a wholly-owned subsidiary of MSCI. Accordingly, a change of control of RiskMetrics occurred pursuant to the Merger.  Funding for the cash portion of the Merger Consideration was obtained by MSCI pursuant to bank borrowings and cash resources of MSCI and RiskMetrics.  The disclosure under the Introductory Note, Item 3.01, Item 3.03 and Item 5.02 hereof and under Item 1.01 and Item 2.01 of the MSCI 8-K are hereby incorporated by reference.

On June 1, 2010, MSCI issued a press release announcing the completion of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, upon consummation of the Merger, the directors of Merger Sub immediately prior to the consummation of the Merger became the directors of RiskMetrics.

Immediately following the effective time of the Merger, Knut Kjaer, President of RiskMetrics, and Ethan Berman, Chief Executive Officer of RiskMetrics, ceased to be President and Chief Executive Officer, respectively, of RiskMetrics.  In addition, immediately following the effective time of the Merger, Henry A. Fernandez (age 51), Chief Executive Officer of MSCI, was appointed as Chief Executive Officer of RiskMetrics.  Mr. Fernandez’s business experience is incorporated herein by reference to MSCI’s proxy statement filed with the SEC on February 23, 2010.  David Obstler, the Chief Financial Officer of RiskMetrics immediately prior to the effective time of the Merger, became the Chief Financial Officer of MSCI as of the effective time of the merger and also continues as the Chief Financial Officer of RiskMetrics.

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

In connection with the Merger and pursuant to the terms of the Merger Agreement, the certificate of incorporation and the by-laws of RiskMetrics were amended in their entirety to be substantially identical to the certificate of incorporation and by-laws of Merger Sub in effect as of the effective time of the Merger, but with the name of the surviving corporation remaining “RiskMetrics Group, Inc.” and with the provisions relating to the indemnification, exculpation and advancement of expenses of RiskMetrics’ officers and directors being consistent with those contained in RiskMetrics’ certificate of incorporation and by-laws immediately prior to the consummation of the Merger.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description

2.1

Agreement and Plan of Merger, dated as of February 28, 2010, among RiskMetrics Group Inc., MSCI Inc. and Crossway Inc. (incorporated herein by reference to Exhibit 2.1 of RiskMetrics Group, Inc.’s Current Report on Form 8-K filed March 2, 2010).

2.2

Credit Agreement dated as of June 1, 2010 among MSCI Inc., as the Borrower, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Morgan Stanley & Co. Incorporated, as Collateral Agent, Morgan Stanley Senior Funding, Inc., as Swing Line Lender and L/C Issuer and the other lenders party thereto (incorporated herein by reference to Exhibit 2.2 of MSCI Inc.’s Current Report on Form 8-K filed June 7, 2010).

99.1	MSCI Inc. Press Release dated June 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2010

RISKMETRICS GROUP, INC.

	By:	/s/ Henry Fernandez
Name: Henry Fernandez
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description

2.1

Agreement and Plan of Merger, dated as of February 28, 2010, among RiskMetrics Group Inc., MSCI Inc. and Crossway Inc. (incorporated herein by reference to Exhibit 2.1 of RiskMetrics Group, Inc.’s Current Report on Form 8-K filed March 2, 2010).

2.2

Credit Agreement dated as of June 1, 2010 among MSCI Inc., as the Borrower, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Morgan Stanley & Co. Incorporated, as Collateral Agent, Morgan Stanley Senior Funding, Inc., as Swing Line Lender and L/C Issuer and the other lenders party thereto (incorporated herein by reference to Exhibit 2.2 of MSCI Inc.’s Current Report on Form 8-K filed June 7, 2010).

99.1	MSCI Inc. Press Release dated June 1, 2010.